Investor Presentation June 2010 Exhibit 99.1

Company Overview
(1)
Significant shale upside with a solid base of conventional assets
• 1.2 Tcfe of Proved Reserves
– 300 Mmcfe/d of current net production, reserve life of 9.1 years and
– 255 Bcf of shale assets booked as proved with potential for significant future reserve adds
• Significant Unproved Upside
– 2.0 Tcfe of probable and possible reserves
– 8.7 Tcfe of contingent reserves
– ~0.6 million net acres
• ~68,500 net acres in the Haynesville play
• ~93,000 net acres in the Marcellus play
• Pursuing additional acquisition and leasing opportunities
(2)
• Successfully shifted focus from acquisitions to
developing shale acreage
– Gross operated Haynesville production exceeds 500 Mmcf/d
(1) The reserve estimates provided throughout this document are pro forma for the Common and Appalachia JV  transactions and effective as of 3.31.10 with 3.31.10
NYMEX strip pricing, adjusted for differentials and excluding hedge effects, unless otherwise noted
(2) Haynesville and Marcellus acreage throughout this document is net to EXCO’s interest in the JVs; assumes BG Group exercises their option to purchase 50% of recently acquired acreage
62% Proved Developed

Pennsylvania
West Virginia
Texas
EXCO Operations Area

Reserve Base
Concentrated portfolio focused on shale resources
Proved Reserves = 1.2 Tcfe
3P Reserves = 3.2 Tcfe
3P+ Reserves = 11.9 Tcfe
Current Net Production = 300 Mmcfe/d
Gross acreage: ~820,000
Net acreage: ~628,000
Proved: 0.2 Tcfe
3P: 0.2 Tcfe
3P+: 5.9 Tcfe
Production: 17 Mmcfe/d
Gross acreage: ~364,000
Net acreage: ~327,000
Permian
Proved: 0.1 Tcfe
3P: 0.1 Tcfe
3P+:  0.3 Tcfe
Production:  20 Mmcfe/d
Gross acreage: ~190,000
Net acreage: ~138,000
East Texas / North Louisiana
Proved: 0.9 Tcfe
3P: 2.9 Tcfe
3P+: 5.7 Tcfe
Production:  263 Mmcfe/d
Gross acreage: ~297,000
Net acreage: ~178,000
Appalachia

Recent Events
(1) Subject to normal post closing purchase price adjustments.
• Significant liquidity created through 2009 asset sales and joint venture with BG Group
– Reduced debt by $2.4 billion or 78% since YE 2008
– Increased liquidity to over $1.1 billion
• Continued success in the Haynesville
– Completed 54 operated wells to date with average IP’s of 23.0 Mmcf/d
– Closed purchase of Common Resources, LLC jointly with BG Group for $442
(1)
million ($221 million
net to EXCO)
– Adds ~29,200 net acres to the JV (14,600 net to EXCO) in the Shelby Trough in San Augustine,
Shelby and Nacogdoches Counties, TX; acquisition will create second focus area
– Continue to look for bolt on acreage
• Closed Appalachia Joint Venture with BG Group for $985 million
– Received $835
(1)
million cash proceeds
– Additional $150 million deep drilling carry to be satisfied in 2011 or 2012
• EXCO is positioned for unmatched organic growth within cash flow
– Began 2010 with 234 Mmcfe/d, Q1 2010 average of 264 Mmcfe/d
– Expect Q4 2010 to average 375 – 395 Mmcfe/d resulting in ~60% growth for 2010
– Targeting 30 – 40% growth for the next five years

Liquidity and Financial Position
(1) Includes $70.0 million of restricted cash at 3/31/10
(2) Excludes unamortized bond premium of $3.1 million
(3) Net of $15.2 million in letters of credit
• Borrowing base reduced to $1.2 billion as a result of the JV transaction
– Expected pro forma liquidity of $1.1 billion
• Balance sheet right sized for opportunities in a low price environment
Common Appalachian Pro Forma
Consolidated ($ in thousands) March 31, 2010 Acquisition Joint Venture March 31, 2010
Cash
(1)
117,792 $             - - $                     117,792 $
Bank debt (L + 200 - 300bps) 762,543 220,800 (835,200) 148,143
Senior notes (7 1/4%)
(2)
444,720 - - 444,720
Total debt 1,207,263 $           220,800 $             (835,200) $            592,863 $
Net debt 1,089,471 $           220,800 $             (835,200) $            475,071 $
Borrowing base 1,300,000 $           - $                     (100,000) $            1,200,000 $
Unused borrowing base
(3)
522,257 $             - $                     - $                     1,036,657 $
Unused borrowing base plus cash
(3)
640,049 $             - $                     - $                     1,154,449 $

Average net production (Mmcfe/d)
Outstanding net debt ($ in millions)
YE 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
YE 2009
Q1 2010
Q2 2010E(1)
Q3 2010E(1)
Q4 2010E(1)

-
50
100
150
200
250
300
350
400
450
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
Actual production Production guidance midpoint Outstanding net debt
Production Profile
Achieved our 2009 strategic plan; positioned for significant growth
(1) Pro forma for Common Acquisition and Appalachia JV
• Completed significant divestment program in 2009
• Focused portfolio on Haynesville, Bossier and Marcellus shales
• Prepared to deliver significant, sustained organic production growth of 50 – 60% during 2010

Net Asset Value Summary
Pro forma for the Common acquisition and Appalachian JV
In millions, except per share and per unit Low Case High Case
E&P
Proved Reserves - 1.2 Tcfe at $2.00 & $2.50 per Mcfe 2,400 $       3,000 $
Unproved Reserves (Conventional) - 0.9 Tcfe at $0.20 & $0.40 per Mcfe
180 360
Unproved Reserves (Haynesville) - 3.3 Tcf at $0.30 & $0.50 per Mcf
990 1,650
Unproved Reserves (Bossier) - 0.9 Tcf at $0.20 and $0.40 per Mcf
180 360
Unproved Reserves (Marcellus/Huron) - 5.6 Tcf at $0.15 & $0.25 per Mcf 833 1,388
BG Group Carry as of 3/31/10
464 464
E&P Assets 5,047 $       7,222 $
Midstream
TGGT - 8x and 10x 2011 EBITDA 720 900
Vernon Gathering
60 60
Midstream Assets 780 $         960 $
Hedges
Hedge Value
150 150
Total Asset Value
5,977 $       8,332 $
Less:  Net Long-term Debt
512 512
Equity Value 5,465 $       7,820 $
Fully Diluted Shares 216 216
NAV per Share 25.30 $       36.20 $

Unmatched NAV Growth
2010E
(1)
2014 Target
(2)
Production (Mmcfe/d)
319             900 - 1,000
Proved Reserves (Tcfe)
1.2              5.0 - 6.0
EBITDA (Millions)
$550 $1,250 - $1,600
Cash Flow (Millions)
$500 $1,200 - $1,550
Capital Expenditures (Millions)
$488 $1,100 - $1,300
50% of TGGT EBITDA (Millions)
$40 $160
Net Debt (Millions)
$550 $500 - $800
NAV per Share
$25 - $35 $50 - $60
(1) Ranges based on the midpoint of 2010 guidance
(2) 2014 prices based on $5.00 - $6.00 natural gas and range of production volumes
• Ability to grow NAV per share significantly even in a low commodity price environment

Production and Cash Flow Growth
(1)
(dollars in millions) 2010 2011 2012 2013 2014
Average Rig Counts:
Haynesville/Bossier Area 17           22           27           27           27
Marcellus Area
2            5            10           14           16
Permian Area
2            2            3            2            -
Total 21           29           40           43           43
Production (Mmcfe/d)
319         500         650         800         950
Cash Flow
500 $      700 $      950 $      1,150 $   1,200 $
Total CAPEX
774 $      880 $      1,100 $   1,150 $   1,200 $
Less: Carry
(270)        (250)        -          -          -
Net CAPEX
504 $      630 $      1,100 $   1,150 $   1,200 $
• Drilling carries fund capital spending growth during activity ramp up period
• Cash flow grows as carries expire enabling self funding of capital spending levels
(1) Based on midpoint of estimates and assumes gas prices of $5.25, $5.50, $5.75, and $6.00 and oil prices of $75.00, $77.50, $80.00 and
$80.00 for 2011 – 2014; 2010 prices based on midpoint of guidance

Quarterly 2010 Guidance
(1) Non-cash interest expense in Q2 includes write-off of deferred financing costs associated with amended credit facility
(2) 2010 estimates based on natural gas and oil NYMEX prices of $4.09 and $76.88 for Q2, $4.50 and $70.00 for Q3, and $5.00 and $72.50 for Q4
(3) Includes $37.9 million of cash proceeds received Q1 2010 for early termination of hedges related to dispositions, and excludes EXCO’s share of TGGT EBITDA
Q1 2010
(dollars in thousands, except per unit amounts) Actual Low High Low High Low High Low High
Production:
Oil - Mbbls 159 130 141 128 138 127 139 544 576
Gas - Mmcf 22,837 24,884 25,727 29,595 30,914 33,736 35,507 111,051 114,984
Mmcfe 23,791 25,662 26,572 30,360 31,740 34,500 36,340 114,313 118,443
Mmcfe/d 264 282 292 330 345 375 395 313 325
Differentials to NYMEX:
Oil per Bbl (3.47) $        (4.75) $        (4.15) $        (4.75) $        (4.15) $        (4.75) $        (4.15) $        (4.38) $        (3.96) $
Gas per Mcf 98.3% 97.0% 99.0% 97.0% 99.0% 96.0% 98.0% 97.0% 98.6%
Lease operating expense 18,843 $      19,300 $      22,300 $      17,600 $      20,600 $      18,000 $     21,000 $     73,740 $      82,740 $
Non-cash stock based compensation - LOE 350 $          300 $          500 $          300 $          500 $          300 $          500 $          1,250 $        1,850 $
Gathering expense - per Mcfe 0.47 $         0.52 $         0.55 $         0.52 $         0.56 $         0.52 $         0.57 $         0.49 $         0.52 $
Production tax rate 6.0% 6.0% 7.0% 6.0% 7.0% 6.0% 7.0% 6.0% 6.8%
Other income 467 $          250 $          500 $          250 $          500 $          250 $          500 $          1,220 $        1,970 $
Depletion rate per Mcfe 1.43 $         1.45 $         1.60 $         1.45 $         1.60 $         1.45 $         1.60 $         1.45 $         1.57 $
Depreciation rate per Mcfe 0.20 $         0.20 $         0.25 $         0.20 $         0.25 $         0.20 $         0.25 $         0.20 $         0.24 $
Asset retirement obligation 1,089 $        1,100 $        1,400 $        1,100 $        1,400 $        1,100 $       1,400 $       4,390 $        5,290 $
Cash G&A 22,160 $      20,700 $      22,700 $      18,600 $      20,600 $      19,000 $     21,000 $     80,460 $      86,460 $
Non-cash stock based compensation - G&A 4,259 $        3,400 $        3,800 $        3,700 $        4,100 $        6,500 $       7,500 $       17,860 $      19,660 $
Interest expense - cash 12,742 $      12,500 $      14,500 $      10,000 $      12,000 $      10,000 $     12,000 $     45,240 $      51,240 $
Interest expense - non-cash
(1)
(90) $           4,800 $        5,800 $        1,000 $        1,500 $        1,000 $       1,500 $       6,710 $        8,710 $
Equity method income in TGGT Holdings, LLC 89 $            5,000 $        6,000 $        8,000 $        9,000 $        12,000 $     13,000 $     25,090 $      28,090 $
Tax rate 40% 40% 40% 40% 40% 40% 40% 40% 40%
Cash tax rate 0% 0% 0% 0% 0% 0% 0% 0% 0%
CAPEX 130,491 $    115,700 $    135,700 $    111,000 $    131,000 $    116,800 $    136,800 $    473,990 $    533,990 $
Fully diluted shares outstanding 215,666 215,000 217,000 215,500 217,500 216,000 218,000 215,500 217,000
Adjusted EBITDA at midpoint
(2,3)
148,527
EXCO's share of TGGT EBITDA 1,094 $        5,500 $        7,500 $        8,000 $        10,000 $      12,000 $     14,000 $     26,594 $      32,594 $
2010
$ 505,900 $ 94,600 $ 120,100 $ 142,700
Q2 2010E Q3 2010E Q4 2010E

Capital Spending Summary
Focus on the shales
$ in millions 2010E
Haynesville / Bossier 278 $
Marcellus 134
Conventional 64
Corporate 28
Total CAPEX 504
Investment in TGGT Holdings, LLC 80
Total CAPEX including TGGT 584
Less: BG Group reimbursments (130)
Total Investing Activities 454 $
2010 Capital Spending
Marcellus
23%
Haynesville /
Bossier
47%
Conventional
11%
Corporate
5%
TGGT Holdings
14%
• ~85% of capital directed to shale activity

Current Derivatives Position
• Cash settlements for Q1 2010 totaled $77.0 million
– $39.1 million was received in the normal course of business
– An additional $37.9 million was received in connection with early termination of certain 2010 derivatives
• Expect to add additional hedges for 2011 and 2012
NYMEX Contract Contract Contract % Hedged

natural gas price per NYMEX oil price per Equivalent price per proved
Mmcf Mcf Mbls Bbl Mmcfe Equivalent
forecast
(1)
Q2 2010 13,803         7.17 $     111            114.96 $      14,471       7.72 $        55%
Q3 2010 13,940         7.16         113            114.96         14,616       7.72            47%
Q4 2010 13,940         7.21         113            114.96         14,616       7.76            41%
2011 27,375         6.68         548            111.32         30,660       7.95            5%
2012 12,810         6.11         92               109.30         13,359       6.61            2%
2013 5,475           5.99         -             -               5,475         5.99            1%
    Total 87,343         6.79 $     976            112.39 $      93,198       7.54 $
(1) Based on the midpoint of 2010 production guidance, Q4 2010 midpoint held flat for 2011-2013

EXCO Lease Position
Haynesville Shale Area
0 5 10 15 20
Miles

Haynesville Assets and Efforts
• ~68,500 net Haynesville acres with
significant held by production
position
• Average IP rate from our operated
Haynesville horizontal wells in
DeSoto Parish continues to be
approximately 23 Mmcf per day
• Currently testing various drilling and
completion methods to improve our
recoveries and reduce costs
– Pad drilling and spacing tests;
completed 4 wells on 80-acre
spacing off of same pad in June
2010
– Frac sizes and cluster spacing
– Frac optimization through
different types and combinations
of proppant
EXCO / BG
JV Area
TX
LA
AR
Common Acquisition Area

Shelby Area
Haynesville and Middle Bossier assets
• Located in Shelby Trough in Shelby,
San Augustine & Nacogdoches
Counties, TX
• Eight horizontal shale wells flowing to
sales (7 Haynesville, 1 Bossier)
• Large acreage holdings in three areas
totaling 62,722 gross & 29,200 net
acres
• Three acreage areas
– North area
– ~11,250’ to Bossier
– ~11,500’ to Haynesville
– Center area
– ~12,750’ to Bossier
– ~13,000’ to Haynesville
– South area
– ~14,250’ to Bossier
– ~14,500’ to Haynesville
• 3 operated rigs currently running
• First EXCO operated completion
flowing more than 23 Mmcf/d
Haynesville
31 Mmcf/d IP
Haynesville
12 Mmcf/d IP
Haynesville
3 wells > 15 Mmcf/d IP
Bossier
12 Mmcf/d IP
Bossier
9 Mmcf/d IP
Bossier
20 Mmcf/d IP
Bossier
21 Mmcf/d IP
Prior Operator Results
Last three Haynesville wells
21.0, 18.1 and 22.1 Mmcf/d IP’s;
First Middle Bossier well
11 Mmcf/d IP
EXCO Lease Position
Haynesville Shale Area
Haynesville Shale Well
Bossier Shale Well

EXCO Operated Haynesville IP's
DeSoto Parish, LA
IP, Mcf/d
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0

Haynesville IP Rate Consistency
23 Mmcf/d average IP in DeSoto Parish
(1)
(1) EXCO IP’s defined as highest 24 hour average flow rate to sales
Average Desoto Parish IP rate of
23 Mmcf/d
• Excludes 4 wells in DeSoto Parish (2 testing restricted choke, and 2 outside of DeSoto core)
• Now have 60 operated Haynesville horizontal wells to sales
• Monitor pressure drawdown on every well; currently testing restricted choke on 2 wells
• Initiated pad drilling operations; completed first 4 pad wells in June 2010

20 MMCFPD
2012
2014
2016
2018
2020
2022
2024
2026
2028

b = 1.00
EUR = 6.6 Bcfe
b = 1.25
EUR = 7.6 Bcfe
b = 1.75
EUR = 9.6 Bcfe
EXCO’s current
proved type curve

Haynesville Type Curve - DeSoto Parish, LA
Conservatively booked with significant upside based on actual decline rates

2,500
2,000
1,500
1,000
500
-
Gross Operated Gas Rate, Mmcf/d
Apr-08
Jun-08
Aug-08
Oct-08
Dec-08
Feb-09
Apr-09
Jun-09
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12

EXCO Gross Operated Haynesville Shale Forecast
Poised to deliver significant growth in Haynesville production; plan to accelerate drilling in 2010 and beyond
~2,000 Mmcf/d Production (High Case)
Currently ~500 Mmcf/d Gross
~ 939 Mmcf/d Production
~1,600 Mmcf/d Production
• Have secured firm transportation to ensure takeaway; continuing to evaluate additional takeaway opportunities as needed
Firm Transportation
~1,700 Mmcf/d Production (Low Case)

EXCO 2010 Horizontal Wells
NY
OH
PA
NJ
MD
WV
VA
1 Horizontal
1 Horizontal
9 Horizontals
0 10 20 40 60 80
Miles
Legend
EXCO Marcellus Acreage
Marcellus Shale Fairway

• Drilling program underway
– Plan at least 11 horizontals in 2010
– Built-for-purpose drilling rig under long term
contract delivered February 2010
– Contracted to add two additional rigs
• Completed two horizontal wells
with IP’s of 2.9 and 2.2 Mmcf/d
from 8 stage fracs
– One of these wells had 8 stages completed over
its planned 2,500’ lateral
– The other well was drilled to a lateral length of
4,600’ but completed only over 2,500’ (casing
problem)
•
Opportunity to complete the remaining
seven stages at a later date
• Solidify land position
– Continue to build acreage position
– Current net leasehold position is approximately
325,000 net acres with more than 93,000 net
acres in the over-pressured fairway
– Focus on adding contiguous acreage positions
which allow for multi-well pad operations
• Identify and develop access to gas
markets
Marcellus Activity

TGGT

A BG Group - EXCO alliance

HARRISON
BOSSIER
PANOLA
TGG Pipeline
High Pressure Lateral
EXCO Lease Position

Sales Point
Treatment Facility
TGG Pipeline
High Pressure Lateral
EXCO Lease Position

EXCO

TGGT Midstream Operations
• TGGT throughput currently totals approximately 1.1
Bcf/d
• Construction of 36 inch, 29 mile Haynesville header
system completed
• Throughput capacity in excess of 1.5 Bcf/d with the
opportunity to increase throughput with compression
and system management
• Continuing to add high pressure flow lines to gather
production
• Will have amine and glycol facilities with capacity to
treat 1 Bcf/d of natural gas to meet pipeline quality
requirements during 2010; now have capacity > 800
Mmcf/d
• Interconnects to several major pipelines with access
to multiple markets
– Regency
– Crosstex
– Centerpoint
– Gulf South
– ETC Tiger (Q1 2011)
– Enterprise Acadian (Q3 2011)
TGGT Holly System
TGGT  East TX / North LA System

Forward Looking Statements
This presentation contains forward-looking statements, as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act.
These forward-looking statements relate to, among other things, the following:
•
our future financial and operating performance and results;
•
our business strategy;
•
market prices;
•
our future use of derivative financial instruments; and
• our plans and forecasts.
We have based these forward-looking statements on our current assumptions, expectations and projections about future events.
We use the words "may," "expect," "anticipate," "estimate," "believe," "continue," "intend," "plan," "budget" and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other "forward-
looking" information. We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to:
• fluctuations in prices of oil and natural gas;
•
imports of foreign oil and natural gas, including liquefied natural gas;
• future capital requirements and availability of financing;
• continued disruption of credit and capital markets and the ability of financial institutions to honor their commitments, such as the events which occurred during the third quarter of 2008 and thereafter, for an extended period of time;
•
estimates of reserves and economic assumptions used in connection with our acquisitions;
•
geological concentration of our reserves;
• risks associated with drilling and operating wells;
• exploratory risks, including our Marcellus and Huron shale plays in Appalachia and our Haynesville/Bossier shale play in East Texas/North Louisiana;
• risks associated with operation of natural gas pipelines and gathering systems;
•
discovery, acquisition, development and replacement of oil and natural gas reserves;
•
cash flow and liquidity;
• timing and amount of future production of oil and natural gas;
• availability of drilling and production equipment;
• marketing of oil and natural gas;
• developments in oil-producing and natural gas-producing countries;
• title to our properties;
• competition;
• litigation;
• general economic conditions, including costs associated with drilling and operation of our properties;
• environmental or other governmental regulations, including legislation to reduce emissions of greenhouse gases;
• receipt and collectibility of amounts owed to us by purchasers of our production and counterparties to our derivative financial instruments;
• decisions whether or not to enter into derivative financial instruments;
• potential acts of terrorism;
• actions of third party co-owners of interests in properties in which we also own an interest;
• fluctuations in interest rates; and
•
our ability to effectively integrate companies and properties that we acquire..

Forward Looking Statements (continued)
We believe that it is important to communicate our expectations of future performance to our investors.  However, events may occur in the future that we are unable to accurately predict, or over which we have no control.  You are cautioned not to place undue reliance on a forward-looking statement.  When considering our forward-looking statements, keep in mind the risk factors and other cautionary statements in this presentation, and the risk factors included in the Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q.
Our revenues, operating results, financial condition and ability to borrow funds or obtain additional capital depend substantially on prevailing prices for oil and natural gas, the availability of capital from our revolving credit facilities and liquidity from capital markets.  Declines in oil or natural gas prices may materially adversely affect our financial condition, liquidity, ability to obtain financing and operating results.  Lower oil or natural gas prices also may reduce the amount of oil or natural gas that we can produce economically.  A decline in oil and/or natural gas prices could have a material adverse effect on the estimated value and estimated quantities of our oil and natural gas reserves, our ability to fund our operations and our financial condition, cash flow, results of operations and access to capital.  Historically, oil and natural gas prices and markets have been volatile, with prices fluctuating widely, and they are likely to continue to be volatile.
Effective January 1, 2010, the United States Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose not only "proved" reserves
(i.e., quantities of oil and gas that are estimated to be recoverable with a high degree of confidence), but also "probable" reserves (i.e., quantities of oil and gas that are as likely as not to be recovered) as well as "possible" reserves (i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). As noted above, statements of reserves are only estimates and may not correspond to the ultimate quantities of oil and gas recovered. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include estimated reserves not necessarily calculated in accordance with, or contemplated by, the SEC's latest reserve reporting guidelines.
Investors are urged to consider closely the disclosure in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which is available on our website at
www.excoresources.com under the Investor Relations tab or by calling us at 214-368-2084.